UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 8, 2023
(March 8, 2023)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

As previously disclosed, on October 20, 2020, PNM Resources, Inc., a New Mexico corporation (“PNMR”), Avangrid, Inc. (“Avangrid”), a New York corporation, and NM Green Holdings, Inc., a New Mexico corporation and wholly-owned subsidiary of Avangrid (“Merger Sub”), entered into an Agreement and Plan of Merger, pursuant to which Merger Sub will merge with and into PNMR (the “Merger”), with PNMR surviving the Merger as a direct wholly-owned subsidiary of Avangrid. Also as previously disclosed, on January 3, 2022, PNMR, Avangrid, Merger Sub, Avangrid Networks, Inc. (“Avangrid Networks”), Iberdrola, S.A., the parent of Avangrid and Avangrid Networks, and Public Service Company of New Mexico (collectively, the “Joint Appellants”) filed a notice of appeal with the New Mexico Supreme Court (the “Court”) of their intent to appeal the New Mexico Public Regulation Commission’s (“NMPRC”) December 8, 2021 order rejecting the stipulation agreement and related regulatory commitments agreed to by PNMR and Avangrid which were under consideration by the NMPRC in connection with the requested approval of the Merger (the “Appeal”).

On March 8, 2023, the Joint Appellants and the NMPRC filed a joint motion with the Court to dismiss the Appeal and remand the case back to the NMPRC for rehearing and reconsideration.

On March 8, 2023, PNMR issued a press release announcing the filing. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 8.01    Other Events.

The first and second paragraphs of Item 7.01 above are incorporated into this Item 8.01.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by PNM Resources, Inc. on March 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements
Statements made in this Current Report on Form 8-K for PNMR that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally include statements regarding the potential transaction between PNMR and Avangrid, including any statements regarding the expected outcome of the Appeal, the timetable for completing the potential Merger, the ability to complete the potential Merger, the expected benefits of the potential Merger, and any other statements regarding PNMR’s and Avangrid’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. Neither Avangrid nor PNMR assumes any obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, Avangrid and PNMR caution readers not to place undue reliance on these statements. Avangrid’s and PNMR’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see PNMR’s Form 10-K and Form 10-Q filings and the information filed on PNMR’s Forms 8-K with the Securities and Exchange Commission (the “SEC”), which factors are specifically incorporated by reference herein and the risks and uncertainties related to the proposed Merger with Avangrid, including, but not limited to: (i) the expected timing and likelihood of completion of the pending Merger, including the timing, receipt and terms and conditions of required governmental and regulatory approvals of the pending Merger that could reduce anticipated benefits or cause the parties to abandon the transaction, (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (iii) the risk that the parties may not be able to satisfy the conditions to the proposed Merger in a timely manner or at all, and (iv) the risk that the proposed transaction could have an adverse effect on the ability of PNMR to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: March 8, 2023	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)